Asset Retirement Obligation (Details Textual) - USD ($)	3 Months Ended	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2019
Asset Retirement Obligation (Textual)
Retirement asset and obligation decreased	$ 334,342
Asset Retirement Obligations, Description	The Company updated the asset retirement obligation to reflect a plan for reclamation and closure of the mine at the end of its life having estimated undiscounted costs of approximately $1,369,115, an increase of $30,586 from the $1,338,529 in the previous plan.	The Cactus Mill property was returned to Clifton as part of the terms of the Amended Lease (Note 7). The net asset retirement cost of $17,120 and obligation of $40,802 relating to the Cactus Mill property were eliminated resulting in a gain on settlement of asset retirement obligation of $20,451 recognized in general and administrative expense in the statement of operations.
Risk-free interest rate	10.00%